SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                          Date of Report: July 15, 1996




                       CORT BUSINESS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)





       Delaware                        1-14146                   54-1662135
(State of Incorporation)       (Commission File Number)        I.R.S. Employer
                                                              Identification No.





                 4401 Fair Lakes Court, Fairfax, Virginia 22033
               (Address of principal executive offices) (Zip Code)




                                 (703) 968-8500
                         (Registrant's telephone number)

Item 5.  Other Events.
         -------------

         CORT Business Services Corporation has announced its financial results for the second quarter ended June 30, 1996.

Item 7.  Exhibits.
         ---------

         99.1 Press Release issued by the Company on July 15, 1996

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CORT BUSINESS SERVICES CORPORATION


Dated:  July 15, 1996               By      /s/ Frances Ann Ziemniak
                                        -------------------------------
                                           Frances Ann Ziemniak
                                           Vice President, Finance
                                           and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                              Description
- -----------                              -----------
   99.1                  Press Release issued by the Company on July 15, 1996